Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of May 28, 2014 to the Credit Agreement referenced below is by and among SYNNEX CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, credit facilities have been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of November 27, 2013 by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.    Amendments to Credit Agreement.

2.1    In Section 1.01 of the Credit Agreement in the first sentence of the definition of Excluded Property the “and” before clause (n) is replaced with a “,” and a new clause (o) is added after clause (n) to read as follows:

and (o) deposit account number 1291841933 (the “Excluded Account”).

2.2    A new Section 7.14 is hereby added to the Credit Agreement immediately after Section 7.13 to read as follows:

7.14    Excluded Account.

If funds remain in the Excluded Account after the payment of obligations owing to third-parties with respect to any accounts receivable and other property deposited in the Excluded Account, the Borrower shall promptly (and in any event, within ten Business Days of receipt of such funds) cause such funds to be transferred from the Excluded Account and be deposited in a deposit account of a Loan Party that does not constitute Excluded Property.

2.3    The “.” at the end of Section 8.03(m) is hereby replaced with “; and” and a new clause (n) is hereby added immediately following clause (m) to read as follows:

(n)    unsecured reimbursement obligations of Loan Parties in respect of letters of credit, bankers’ acceptances, bank guaranties, surety bonds, and similar instruments issued by a Lender or an Affiliate of Lender in the ordinary course of business.

3.    Conditions Precedent. This Amendment shall become effective as of the date hereof upon the receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

4.    Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5.    Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment, (a) the representations and warranties of each Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (b) no Default exists.

6.    Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

7.    Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

8.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

9.    Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

10.    Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

BORROWER:            SYNNEX CORPORATION,
a Delaware corporation

By: /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Corporate Secretary

GUARANTORS:        SYNNEX FINANCE HYBRID II, LLC,
a California corporation

By: /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Corporate Secretary

LASTING HOLDINGS CORPORATION,
a California corporation

By: /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Corporate Secretary

HYVE SOLUTIONS CORPORATION,
a California corporation

By: /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Corporate Secretary

COMPUTERLAND CORPORATION,
a California corporation

By: /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Corporate Secretary

CONCENTRIX GLOBAL HOLDINGS, INC.,
a Delaware corporation

By: /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Corporate Secretary

[Signature Pages Continue]

CONCENTRIX CORPORATION,
a New York corporation

By: /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Corporate Secretary

LICENSE ONLINE, INC.,
a California corporation

By: /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Corporate Secretary

[Signature Pages Continue]
ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Brenda Schriner
Name: Brenda Schriner
Title: Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Jeannette Lu
Name: Jeannette Lu
Title: Vice President

THE BANK OF NOVA SCOTIA

By: /s/ Diane Emanuel
Name: Diane Emanuel
Title: Managing Director

THE ROYAL BANK OF SCOTLAND PLC

By: /s/ Patricia Boussaroque
Name: Patricia Boussaroque
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By: /s/ Richard Ong Pho
Name: Richard Ong Pho
Title: Director

HSBC BANK USA, N.A.

By: /s/ Katherine Wolfe
Name: Katherine Wolfe
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION

By: /s/ Hiroyuki Suzuki
Name: Hiroyuki Suzuki
Title: Executive Director

[Signature Pages Continue]

BMO HARRIS BANK N.A.

By: /s/ Joan Spiotto
Name: Joan Spiotto
Title: Vice President

MIZUHO BANK

By: /s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

WELLS FARGO BANK, N.A.

By: /s/ Josh Rosenberg
Name: Josh Rosenberg
Title: SRM, VP

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Richard J Ameny Jr.
Name: Richard J Ameny Jr.
Title: Vice President

BANK OF THE WEST

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By: /s/ David B. Mitchell
Name: David B. Mitchell
Title: Executive Vice President